SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 5, 2005

                            BANKFINANCIAL CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                     0-25233                   (applied for)
-----------------------------   --------------------         ------------------
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                 60527
------------------------------------------------               ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

         On August 5, 2005, the Company issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2005 and reporting earnings for the six months ended June 30, 2005. The press release is included as Exhibit 99 to this report. The information included in Exhibit 99 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            BANKFINANCIAL CORPORATION



DATE: August 5, 2005                  By: /s/ F. Morgan Gasior
                                          --------------------------------------
                                          F. Morgan Gasior
                                          Chairman of the Board, Chief Executive
                                          Officer and President


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                                  EXHIBIT INDEX

The following exhibits are furnished as part of this report:

         Exhibit No.                                 Description

            99                      Press Release of BankFinancial Corporation